Investor Presentation December 31, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including the possibility of increases in FDIC insurance rates and assessments, changes in the review and regulation of bank mergers, or increases or changes in banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact of a potential government shutdown, economy of an uncertain interest rate environment, inflationary pressures, recently passed legislation and the potential for significant additional changes in economic and trade policies in the current administration; 5) Risks to the Company’s business and the business of the Company’s customers arising from current or future tariffs or other trade restrictions, labor or supply chain issues, change in labor force, or geopolitical instability, including the wars in Ukraine, conflicts in the Middle East, and potential for future conflicts or disruptions in other parts of the world; 6) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate acquisitions; 7) Costs or difficulties related to the completion and integration of future or recently completed acquisitions; 8) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 9) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 10) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 11) Changes in the competitive landscape, including as may result from new market entrants, additional competition from internet-based financial institutions operating nationally, or further consolidation in the financial services industry, resulting in increased competition, including the creation of larger competitors with greater financial resources; 12) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 13) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 14) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 15) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 16) Success in managing risks involved in any of the foregoing; and 17) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp Inc. 12/31/2025 Snapshot GBCITicker $31.98 billionTotal Assets $20.93 billionGross Loans $24.59 billionDeposits $21.01TCBV Per Share $1.32Dividends $44.05Stock Price $5.73 billionMarket Cap 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier Bancorp is a Family of Banks 5 Pro Forma for Guaranty Acquisition 9 States ● 18 Divisions ● 281 Locations

Acquisition – Bank of Idaho Holding Co. • Founded in 1985 and headquartered in Idaho Falls, Idaho • Full-service community bank, providing comprehensive financial services to businesses and individuals with 15 branch locations throughout Eastern Idaho, Boise Metro and Eastern Washington • Acquisition closed April 30, 2025 6

Acquisition – Bank of Idaho Holding Co. • Acquisition complements Glacier’s existing strong loan and deposit portfolios and deepens its presence in several of the top growth markets in the United States • Aligns with Glacier’s long-term strategy of acquiring quality banks in strong markets with exceptional teams • Further strengthens a market-leading franchise across Idaho and Eastern Washington • Positions Glacier as the 3rd largest bank and largest community bank in the state of Idaho, based on deposit market share • Transaction positions Glacier as the 5th largest community bank in Eastern Washington • Synergistic expansion of Glacier’s existing footprint in Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho will merge into three existing Glacier divisions following the core system conversion in early September: Wheatland Bank, Mountain West Bank, and Citizens Community Bank 7

Acquisition – Bank of Idaho Holding Co. (“BOID”) Transaction Overview and Assumptions  100% stock consideration to BOID common shareholders  1.100x shares of Glacier Bancorp stock for each BOID share  BOID options and stock appreciation rights will be cashed out for their in-the-money value Consideration Mix  $234.3 million to common shareholders, or $52.47 per share(2)  $11.0 million to option and stock appreciation rights holders(3)  $245.4 million total transaction value Implied Transaction Value(1)  Gross credit mark discount of $14.2 million, or 1.41% of BOID’s gross loans  95% allocated to non-PCD loans, or $13.5 million  Non-PCD credit mark accreted over 5 years using the sum-of-years’ digits methodology  Establishment of CECL reserve for non-PCD loans of $13.5 million, reflected in pro forma TBV at closing Loan Credit Mark Estimate  Loan interest rate mark premium of $3.2 million, or 0.32% of BOID’s gross loans, amortized over 5 years using the sum-of-years’ digits methodology  Core deposit intangible of 1.75%, or $15.5 million, amortized over 10 years using the sum-of-years’ digits methodology  Elimination of BOID’s AOCI of $(9.4) million, accreted over 6 years using the sum-of-years’ digits methodology  Fixed asset write-up of $3.3 million; amortized over 20 years straight-line  Net fair value adjustment of $0.4 million for CDs and subordinated debt combined Other Adjustments and Fair Value Estimates  Cost savings of 30.0% of BOID’s non-interest expense  30.0% realized in 2025, 80.0% realized in 2026 and 100.0% thereafter Cost Savings  Estimated reduction of BOID’s interchange income by approximately $0.5 million annually, pre-taxDurbin Impact  Estimated one-time transaction costs of approximately $17.7 million, pre-taxTransaction Expenses(4)  Fixed exchange ratio with collars set between $35.74 and $53.60 (+/- 20% from GBCI stock price in LOI)Price Protection  $122.1 million at closing  Excess tangible common equity, net of any adjustments for BOID’s final transaction expenses, to be paid out to BOID shareholders at closingMinimum Tangible Equity  April 30, 2025Acquisition Date (1) Based on GBCI closing price of $47.70 on 1/10/2025 (2) Includes 4,420,332 BOID shares and 45,413 RSUs which will vest at closing (3) Includes 370,725 options with a weighted average exercise price of $24.87 and 24,291 SARs with a weighted average grant price of $19.08 (4) Including employment and benefit plan costs, data contract termination and conversion costs and combined professional and advisory fees 8

Acquisition - Guaranty Bancshares Overview 9 Consolidated Financial Highlights (Q2-2025) Company Overview  Bank founded in 1913 and headquartered in Mount Pleasant, Texas  Full-service community bank providing comprehensive financial services to businesses and individuals with 33 branch locations throughout East Texas, Dallas/Fort Worth, Houston, Austin and Bryan/College Station  Guaranty has grown from its East Texas roots into high-growth markets through organic expansion, augmented with strategic acquisitions ‒ Top 5 Texas bank deposit market share ranking in 8 of 13 markets(1,2)  Conservative credit culture resulting in pristine long-term asset quality 1) FDIC deposit data as of June 30, 2024 2) East Texas markets defined by counties of operation; Metro expansion markets defined by MSAs of operation 3) Excludes restructured loans Source: S&P Capital IQ Pro and SEC.gov Dallas / Fort Worth Market Austin Market Houston & Bryan / College Station Market East Texas Market 33 Branches Total Assets ($M) 3,144$ Net Income ($M) 18.6$ Gross Loans HFI ($M) 2,140$ ROAA 1.28% Deposits ($M) 2,709$ Net Interest Margin 3.71% Loans / Deposits 79.01% Efficiency Ratio 62.3% NIB Deposits / Deposits 31.58% Yield on Loans 6.38% TCE Ratio 10.56% Cost of Deposits 1.90% CETI Ratio 14.30% Total RBC Ratio 17.39% NPAs / Total Assets (3) 0.33% Reserves / Loans 1.29% NCOs / Avg. Loans 0.02% Balance Sheet Income Statement

Acquisition – Guaranty Bancshares Dynamic & Diverse Operating Markets 10 Legacy East Texas (Chartered 1913) Market Stats:  Guaranty Market Deposits: $1.5 billion  Guaranty Branches: 14  Total Population: 449 thousand  Proj. Pop. Growth (‘25-’30): 2.4%  Median HHI(1): $67 thousand  Proj. HHI Growth(1) (‘25-’30): 8.5% Dallas / Fort Worth (Entered 2015) Houston (Entered 2018) & Bryan / College Station (Entered 2013) Austin (Entered 2018) Market Highlights:  Steady core deposit markets with strong market share  Low-cost funding vehicle for loan production Market Stats:  Guaranty Market Deposits: $584 million  Guaranty Branches: 8  Total Population: 8.4 million  Proj. Pop. Growth (‘25-’30): 7.1%  Median HHI: $89 thousand  Proj. HHI Growth (‘25-’30): 10.2% Market Highlights:  Largest & most diversified economy in Texas  State financial hub  22 Fortune 500 companies Market Stats:  Guaranty Market Deposits: $467 million  Guaranty Branches: 7  Total Population: 8.0 million  Proj. Pop. Growth (‘25-’30): 6.1%  Median HHI(1): $78 thousand  Proj. HHI Growth(1) (‘25-’30): 8.4% Market Highlights:  World renowned medical center  5th largest port in the United States  24 Fortune 500 companies  Home to Texas A&M University Market Stats:  Guaranty Market Deposits: $112 million  Guaranty Branches: 4  Total Population: 2.6 million  Proj. Pop. Growth (‘25-’30): 8.4%  Median HHI: $102 thousand  Proj. HHI Growth (‘25-’30): 14.2% Market Highlights:  State capital of Texas  High-growth market, with significant Tech & Venture Capital presence  Home to the University of Texas 1) Shown as the population-weighted Median HHI for the markets comprising each respective GNTY market (as defined below) Note: Deposit data as of June 30, 2024 Note: Demographic data are for each market’s respective MSA with the exception of East Texas and Houston; East Texas is defined as Bowie, Camp, Franklin, Gregg, Harrison, Hopkins, Lamar, Red River, and Titus counties; Houston is defined as Brenham, Bryan-College Station, and Houston-Pasadena-The Woodlands MSAs Note: HHI = Household Income Source: S&P Capital IQ Pro, FDIC

Acquisition - Guaranty Bancshares Transaction Overview & Assumptions 11 1) Based on a GBCI closing price of $41.58 on June 23, 2025 2) Includes 11,356,856 GNTY shares outstanding 3) Includes 341,780 options and a weighted average strike price of $30.07 4) Including employment and benefit plan costs, data contract termination and conversion costs, and combined professional and advisory fees ▪ 100% stock consideration to GNTY common shareholders ▪ 1.0000x shares of GBCI common stock for each GNTY share ▪ Each GNTY option will be converted to a GBCI option at the equivalent exchange ratio and strike price ▪ $472.2 million to GNTY common shareholders, or $41.58 per share(2) ▪ $3.9 million net aggregate consideration to GNTY option holders(3) ▪ $476.2 million aggregate transaction value ▪ Gross credit mark discount of $26.9 million, or 1.28% of GNTY's gross loans ‒ 95% allocated to non-PCD loans, or $25.6 million ▪ Loan interest rate discount of $24.6 million, or 1.17% of GNTY's gross loans, amortized over 3.5 years using the sum-of-years' digits method ▪ HTM securities discount of $17.4 million, amortized over 4 years using the sum-of-years' digits method ▪ Elimination of GNTY's AOCI of ($22.4) million, amortized over 4 years using the sum-of-years' digits method ▪ Fixed asset write-up of $3.0 million, amortized over 20 years using the straight-line method ▪ Core deposit intangible of 3.09%, or $61.4 million, amortized over 10 years using the sum-of-years' digits method ▪ Total net fair value discount on liabilities of $4.1 million, including CDs, Trust Preferred and Subordinated Debt ▪ Cost savings of 20% of GNTY's noninterest expense ‒ 50% realized in 2026, 100% thereafter Durbin Impact ▪ Estimated reduction of GNTY's interchange income by approximately $4.6 million annually, pre-tax Transaction Expenses(4) ▪ Estimated one-time transaction costs of approximately $29.8 million, pre-tax ▪ $292.2 million at closing ▪ Excess tangible common equity, net of any adjustments for GNTY's final transaction expenses, to be paid in cash to GNTY shareholders at close Acquisition Date ▪ Minimum Tangible Common Equity October 1, 2025 Consideration Mix Transaction Value(1) Loan Credit Mark Other Fair Value Adjustments Cost Savings

12 $- $5 $10 $15 $20 $25 $30 $35 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GBCI Acquisitions $12.1 $9.7 $13.7 $18.5 $25.9 $26.6 $27.7 $27.9 $32.0 GBCI Acquisition History – 2015 through 2025 * Total Assets in billions Long history of adding high quality community banks that fit the Glacier banking model April 2025 $1,365M Assets July 2024 Six Montana Branches February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets January 2024 $778M Assets October 2025 $3,111M Assets * Assets for acquired bank based on date of deal completion $9.1 $9.5

20252015 MarketGlacierMarketGlacier ShareDepositsRankTransactions since 2015ShareDepositsRankdollars in millions 25.8%$7,973121.0%$3,4332Montana 18.8%$3,205113.4%$1,0211Idaho 13.7%$2,84412.4%$19312Utah(1) 0.7%$2,71930------Texas 9.5%$1,8232------Arizona 3.4%$1,74071.8%$4929Colorado 9.7%$1,50844.2%$4517Eastern Washington(2) 8.1%$1,38429.2%$1,0002Wyoming 17.1%$1,0561------Nevada Track Record of Increasing Market Share Source: S&P Global Market Intelligence. Deposit market share is as of June 30, 2015 and June 30, 2025 Deposit market share is for banks with less than $50 billion in assets 1) Excludes Sofi, LC, and GDOT 2) Eastern Washington defined as counties located east of the Cascade Range. Includes Adams, Asotin, Benton, Chelan, Columbia, Douglas, Ferry, Franklin, Garfield, Grant, Kittitas, Klickitat, Lincoln, Okanogan, Pend Oreille, Spokane, Stevens, Walla Walla, Whitman, and Yakima counties 13

Significant Runway of Additional Acquisition Opportunities 14 1) Excludes announced merger targets 2) Excludes BAC, C, JPM, and WFC Note: FDIC deposit data as of June 30, 2025 Note : Target banks table as of December 31, 2025 Source: S&P Capital IQ Pro Mountain West Region Business Friendly In-Migration Stable, growing economies Glacier achieving leading market share throughout 12/31/25 : 16 divisions / 227 locations Southwest Region Business Friendly In-Migration Stable, growing economies Significant Glacier growth opportunity 12/31/25 : 2 divisions / 54 locations ’26 – ’31E Pop. Growth: 5.6% Total Population: 46.0M Banks Between $500M – $10B (1): 194 Total Deposits Excl. Top 4 (2): $821B Total Deposits: $1.6T ’26 – ’31E Pop. Growth: 3.9% Total Population: 24.7M Banks Between $500M – $10B (1): 57 Total Deposits Excl. Top 4 (2): $444B Total Deposits: $703B MT, CO, ID, NV, UT, WA, WY AZ, NM, OK, TX SouthwestMountain West Total Assets of Target Banks S.W.M.W.Eastern TotalOKTXNMAZTotalWYUTNVMTIDWACO 982565622644141111$500MM - $1.0B 79175651262644415$1.0B - $3.5B 172150050301001$3.5B - $10.0B 1944413611357613595217Total

GBCI Is Prepared for Expected M&A Acceleration Capital Team Technology and Product Investments Reputation –with Regulators and Sellers Defined Playbook that Works Disciplined M&A Approach Attractive Model 15

Foundation for Growth and Acquisitions “Best of Breed” Technology and Product Introduce exceptional technology and top-tier banking products Ensure we offer the best solutions in the market Product Management Organization Dedicated team to drive innovation and alignment Strengthens market focus and customer-centricity Development and Integration Build and develop software tailored to our unique business model Enhances flexibility and scalability Centralized Data Warehouse All key customer data stored centrally Sets the stage for more profitable relationships and use of Artificial Intelligence Built a solid foundation in data management, integration, development, and customer-focused products 16

Solid Financial Results 17

Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 2020 2021 2022 2023 2024 2025 $2.74$2.81 $0.48 $0.45 $0.57 $0.49 $2.01 • 2025 EPS of $1.99 increased $0.31, or 18%, over the 2024 EPS of $1.68 • The increase in EPS was driven primarily by an increase in net interest income due to the: • increase in loans yields and • decrease in the cost of funding $2.86 18 $1.68 $1.99

0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2020 2021 2022 2023 2024 2025 1.62% 0.68% 1.33% 0.81% 0.81% • 2025 ROA was 0.81% compared to 2024 ROA of 0.68% • ROA of 0.82% for the third quarter 2025 was in the 28th percentile among Glacier’s peer group Return on Assets BHCPR as of 9/30/2025 1.15% 19

4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2020 2021 2022 2023 2024 2025 12.14% 15.49% 16.59%16.85% 9.61% 10.44% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. Return on Tangible Equity 20

$100 $200 $300 $400 $500 $600 $700 $800 $900 2020 2021 2022 2023 2024 2025 $600 $663 $788 $692 $705 $889 4.09% 3.42% 3.27% 2.73% 2.77% Q2 3.21% Q1 3.04% • Net interest income of $889 million for 2025 increased $184 million, or 26%, over net interest income of $704 million for 2024 • Net interest margin of 3.32% for 2025 increased 55 basis points over the net interest margin of 2.77% for 2024 Net Interest Income / Margin (Dollars in millions) 21 YTD 3.32% Q3 3.39% Q4 3.58%

Net Interest Margin Year-to-Date 2025 compared to Year-to-Date 2024 2.54% 2.58% 2.59% 2.61% 2.62% 2.64% 2.65% 2.68% 2.70% 2.72% 2.75% 2.77% 2.95% 3.05% 3.04% 3.05% 3.09% 3.12% 3.15% 3.18% 3.21% 3.25% 3.28% 3.32% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% Jan Feb March April May June July Aug Sept Oct Nov Dec 2024 2025 (Year to date NIM as of the end of each reporting period)  Loans provided interest income of $1.1 billion in 2025 compared to $951.3 million in 2024 primarily due to the increase in average yields (up 32 basis points from 5.61% to 5.93%) and the increase in loan volume  Cash and securities interest income decreased $9.9 million primarily due to average volume decreasing, offset by the increase in average yields from 2.25% to 2.31%  Interest expense on deposits increased $1.5 million primarily due to the increase in volume, offset by the 9 basis points decrease in the cost of deposits from 1.34% to 1.25%  Total cost of funding of $406.8 million decreased $28.5 million, or 19 basis points, from $435.2 million. The decrease of $28.5 million included a decrease of $27.1 million on interest expense from the Bank Term Funding Program (BTFP) borrowing and a decrease of $10.4 million in interest expense from FHLB borrowing 22

38.0% 42.0% 46.0% 50.0% 54.0% 58.0% 62.0% 66.0% 70.0% 74.0% 78.0% 2020 2021 2022 2023 2024 2025 50.0% 51.4% 54.6% 62.9% 66.7% 62.5% Q3 62.1% Q1 65.5% • The efficiency ratio for 2025 was 62.50% compared to 66.71% for 2024 and was primarily due to the increase in net interest income • 2025 non-interest expense of $668.8 million increased $90.3 million over the 2024 non- interest expense of $578.5 million and was primarily driven by increases in compensation and M&A expense. Efficiency Ratio Q2 62.1% 23 Q4 61.0%

Strong Balance Sheet 24

$18,504 $25,941 $26,635 $27,743 $27,903 $31,978 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 $32,000 $34,000 2020 2021 2022 2023 2024 2025 • At December 31, 2025, total assets were $32.0 billion including $1.4 billion of assets from the Bank of Idaho acquisition and $3.4 billion of assets from the Guaranty Bank & Trust acquisition Asset Trends (Dollars in millions) 25

11.00% 12.00% 13.00% CET1 11.8% 12.6% Peers Glacier • Regulatory capital CET1 was 12.6% at September 30, 2025, which was well above the peer median CET 1 Capital Relative to Peers Proxy Compensation Peer Group Median as of 9/30/2025 26

Ample Liquidity of $15.6 Billion at December 31, 2025 • Ready access to liquidity totaling $9.9 billion • $6.9 billion in available borrowing capacity o Federal Reserve: $2.0 billion o FHLB: $4.4 billion o Correspondent banks: $0.5 billion • $2.0 billion of unpledged marketable securities • Cash of $1.0 billion • Additional liquidity totaling $5.7 billion • Access to brokered deposits: $4.8 billion • Over-pledged marketable securities: $0.9 billion 27

Strong Core Deposit Base • Our community banking model is customer relationship driven • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, are 26% of total deposits • 36% of uninsured deposits are with customers that also have a loan relationship with us • Non-interest bearing deposits • 57% of non-interest bearing balances are in accounts with $250,000 or less • 50% of non-interest bearing deposits are with customers with multiple accounts • 80% of non-interest bearing balances are in business accounts 28

Strong Core Deposit Base - Continued • Demand and savings deposit characteristics • Deposit Granularity • Retail: 684,655 accounts ; average balance = $12,069 • Commercial: 170,688 accounts ; average balance = $61,783 • Relationship Length • Weighted average relationship age is 16 years • Composition Mix • Retail: 46% • Commercial: 45% • Public: 9% • Rural / Metro • 77% in rural markets • 23% in metro markets ( population of 500,000 or more) 29

$14,798 $21,337 $20,607 $19,929 $20,547 $24,591 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 2020 2021 2022 2023 2024 2025 • During 2025: • Total deposits and core deposits increased $4.0 billion, or 19.68% • Core deposits and repurchase agreements increased $4.4 billion, or 19.49% • Excluding $1.1 billion in deposits from the Bank of Idaho acquisition and $2.7 billion in deposits from the Guaranty Bank & Trust acquisition, deposits grew organically $259 million in 2025. Deposit Trends (Dollars in millions) 30

Non- Interest Bearing 30% NOW and DDA 27% Savings 14% MMDA 14% CDs 15% Wholesale 0% 12/31/2024 Non- Interest Bearing 30% NOW and DDA 25% Savings 13% MMDA 16% CDs 16% Wholesale 0% 12/31/2025 Deposit Composition 31

$5,455 $7,779 $7,691 $6,023 $6,137 $7,315 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 2020 2021 2022 2023 2024 2025 • Non-interest bearing deposits increased $1.2 billion, or 19%, during 2025 • Non-interest bearing deposits were 30% of total deposits at December 31, 2025 compared to 31% at September 30, 2025, and 30% at December 31, 2024 • Excluding $271 million from the Bank of Idaho acquisition and $832 million from the Guaranty Bank & Trust acquisition, non-interest bearing deposits grew organically $75 million, or 1%, in 2025 Non-Interest Bearing Deposits (Dollars in millions) 32

0.15% 0.09% 0.11% 1.22% 1.92% 1.77% 1.78% 0.53% 0.21% 0.58% 2.49% 3.17% 2.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Glacier Peers • Interest-bearing deposit cost decreased to 1.78% at December 31, 2025, from 1.92% at December 31, 2024 due to market dynamics and the competitive rate environment • Total deposit cost decreased to 1.25% at December 31, 2025 from 1.34% at December 31, 2024 • Core deposits are a competitive advantage and will be a key driver of future performance Interest-Bearing Deposit Cost Relative to Peers Peer based on BHCPR as of 9/30/2025 33

$11,123 $13,432 $15,247 $16,198 $17,262 $20,928 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 2020 2021 2022 2023 2024 2025 • Gross loans increased $3.7 billion, or 21%, during 2025 with the largest increase in commercial real estate loans of $2.6 billion, or 24% • Organic loan growth for 2025 was $488 million, or 3%, compared to $342 million, or 2%, during 2024 Loan Trends (Dollars in millions) 34

Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 12/31/2024 Residential Real Estate 12% CRE 65% Other Commercial 17% HELOC 4% Other Consum… 12/31/2025 Loan Composition 35

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 28% Idaho 14% Utah… Washington 8% Wyoming 7% Colorado 8% Arizona 8% Nevada 4% Texas 10% 12/31/2025 Geographic Loan Dispersion 36

Term CRE Portfolio * Diversified and Low Risk Portfolio • Total portfolio $8.8 billion (42% of total loan portfolio) • Non-owner portfolio $4.8 billion (23% of total portfolio) • $984 thousand average loan balance • 56% average LTV • 0.25% past due rate • 0.12% non-performing • 98% of loans have recourse through guaranties • Geographically dispersed across 9 states 37 UT 15% ID 15% WY 6%NV 7% MT 20% CO 9% TX 10% WA 7% AZ 11% CRE GEOGRAPHIC DISPERSION 45% 55% TOTAL CRE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied * Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan.

Office CRE Portfolio * • $708 thousand average loan balance • 58% average LTV • 0.08% past due • 0.50% non-performing • 98% of loans have recourse through guaranties • Includes $121 million in medical office • 17% of office portfolio matures or reprices prior to 2027 • Limited exposure to loans above $10 million (1% of total loans). 38 $560 $647 $205 $150 $29 $0 $100 $200 $300 $400 $500 $600 $700 Under $1mil $1mil - $5mil $5mil - $10mil $10mil - $20mil Over $20mil CRE Office by Size Segment (in millions) % of Total Office 35% 41% 13% 9% 2% % of Total Portfolio 3% 3% 1% 1% 0% $273 $296 $213 $168 $323 $305 $13 $- $50 $100 $150 $200 $250 $300 $350 2026 2027 2028 2029 2030 2031-2035 2036 & After CRE Office by Earlier of Next Repricing or Maturity (in millions) * Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan.

Office CRE Portfolio - Continued Denver $39 million Phoenix $16 million Salt Lake City $21 million Dallas $1 million Houston $3 million Suburban/Rural $1.51 billion • Highly diversified portfolio across 9 states primarily in rural markets • Portfolio in Denver, Phoenix, Salt Lake City, Dallas, and Houston represent 5% of total office (0.4% of total loans) • $17 million in large metro central business districts (1% of total Office) 39 Owner Occupied: $720 million Non-Owner Occupied: $870 million Metro vs. Rural (in millions) Denver Phoenix Salt Lake City Dallas Houston Suburban/Rural 45.26% 54.74% CRE OFFICE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied ID 11% CO 9% UT 17% WY 4%AZ 14% NV 9% TX 7% WA 7% MT 22% OFFICE CRE GEOGRAPHIC DISPERSION

$5,528 $10,370 $9,022 $8,288 $7,540 $7,118 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 2020 2021 2022 2023 2024 2025 • Investment securities ended 2025 at 22% of total assets compared to 27% at the end of 2024 • Investment securities decreased $422 million, or 6%, during 2025 • Projected average quarterly cash flow of $425 million in 2026 Investment Portfolio Trends (Dollars in millions) 40

US Gov't & Federal Agency 18% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 22% Corporate Bonds 0% Residential MBS 42% Commercial MBS 14% 12/31/2024 US Gov't & Federal Agency 16% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 25% Corporate Bonds 0% Residential MBS 40% Commercial MBS 15% 12/31/2025 Investment Composition 41

Credit Quality 42

0.00% 0.10% 0.20% 0.30% 2020 2021 2022 2023 2024 2025 0.19% 0.26% 0.09% 0.10% 0.22% • During 2025, NPAs increased $41.1 million to 0.22% of Bank assets compared to 0.10% of Bank assets for 2024 • Excluding $18.8 million from the Guaranty Bank & Trust acquisition, non-performing assets were $50.1 million, or 0.17%, of Bank assets NPAs to Bank Assets 0.12% 43

CECL and Allowance for Credit Losses (ACL) • Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Unemployment levels • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2025) 202620251Q 26 4Q 25 3Q 25 2.4%1.9%0.7%0. 2%0.9%GDP Change 4.4%4.3%4.5%4.5%4.3% Unemployment Rate 1.19% of Total Loans 1.19% of Total Loans 44 $206.0 -$12.7 $0.2 $61.8 $255.3 ACL 1/1/25 Net Charge-offs PCD Loans Credit Loss Expense ACL 12/31/25 Allowance for Credit Losses YTD 2025 $229.1 -$6.4 $32.5 $255.2 ACL 9/30/25 Net Charge-offs PCD Loans Credit Loss Expense ACL 12/31/25 Allowance for Credit Losses Q4 2025

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 2020 2021 2022 2023 2024 2025 $39,765 $23,076 $19,963 $14,795 $28,306 $71,400 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts, actual results and other environmental factors will determine the future level of credit loss expense or benefit • Included in the current year provision for credit losses was $43.9 million from the acquisitions of Bank of Idaho and Guaranty Bank & Trust Provision For Credit Losses (Dollars in thousands) 45

$0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 2020 2021 2022 2023 2024 2025 $7,653 $2,329 $7,815 $10,316 $13,898 $12,722 • During 2025, net charge-offs as a percentage of total loans were 0.06% compared to 0.08% for 2024 Net Charge-Offs (Dollars in thousands) 46

1.00% 1.25% 1.50% 1.75% 2020 2021 2022 2023 2024 2025 1.42% 1.29% 1.20% 1.19% 1.19% 1.22% • ACL was in the 49th percentile of Glacier’s peer group for the third quarter 2025 • The ACL was 1.22% of loans for 2025 compared to 1.19% for 2024 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans BHCPR as of 9/30/2025 47

Shareholder Return 48

$0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 • At December 31, 2025, Glacier’s dividend yield was 3.00% • The Company has declared 163 consecutive quarterly dividends Dividends Declared 49

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